Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	20	23	21	21	21	21	20	19	23	20	22	22	126
Average Daily Mortgage Loan Applications	$ 3,029	$ 2,973	$ 3,168	$ 3,043	$ 2,806	$ 2,667	$ 2,467	$ 2,408	$ 2,505	$ 2,687	$ 2,562	$ 2,667	$ 2,731	$ 2,600
Mortgage Loan Pipeline (loans-in-process)	$ 77,009	$ 77,007	$ 78,062	$ 76,821	$ 70,644	$ 68,773	$ 59,651	$ 57,351	$ 59,336	$ 64,167	$ 63,739	$ 65,577	$ 64,979
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 502	$ 521	$ 458	$ 558	$ 339	$ 441	$ 297	$ 308	$ 258	$ 203	$ 295	$ 204	$ 305

Loan Fundings:
Consumer Markets Division	$ 13,583	$ 12,644	$ 14,488	$ 13,257	$ 13,356	$ 12,483	$ 11,334	$ 9,125	$ 9,492	$ 12,172	$ 11,440	$ 12,820	$ 12,885	$ 67,934
Wholesale Lending Division	7,492	7,058	8,254	7,748	6,917	6,830	6,883	5,613	5,713	7,550	6,894	7,501	7,489	40,760
Correspondent Lending Division	18,396	18,209	22,681	21,841	20,630	18,406	16,911	12,757	10,161	14,269	10,765	8,207	7,892	64,051
Capital Markets	1,784	659	2,335	2,089	2,933	1,190	4,506	955	1,746	1,306	1,943	1,996	2,674	10,620
Countrywide Bank (1)	6,011	5,539	5,309	3,899	2,936	3,335	4,480	4,183	3,825	4,551	4,996	8,050	11,057	36,662
Total Mortgage Loan Fundings	47,266	44,109	53,067	48,834	46,772	42,244	44,114	32,633	30,937	39,848	36,038	38,574	41,997	220,027
Commercial Real Estate Fundings	285	293	397	423	507	647	362	235	268	463	252	281	464	1,963
Total Loan Fundings	$ 47,551	$ 44,402	$ 53,464	$ 49,257	$ 47,279	$ 42,891	$ 44,476	$ 32,868	$ 31,205	$ 40,311	$ 36,290	$ 38,855	$ 42,461	$ 221,990

Loan Fundings in Units:
Consumer Markets Division	75,774	69,975	81,911	74,631	75,734	72,224	65,613	55,105	57,601	71,031	66,068	70,247	68,434	388,486
Wholesale Lending Division	34,497	32,941	38,251	35,621	32,720	31,647	32,234	26,929	27,154	35,870	32,225	34,548	34,081	190,807
Correspondent Lending Division	89,416	87,669	107,029	101,139	94,390	85,926	81,504	61,201	48,267	67,320	51,195	38,880	36,999	303,862
Capital Markets	7,183	2,446	8,148	8,157	10,932	4,588	17,250	3,777	6,737	4,871	7,749	7,509	9,942	40,585
Countrywide Bank (1)	45,933	43,732	44,162	36,225	30,026	30,038	35,116	31,622	30,707	37,008	37,913	57,918	75,386	270,554
Total Mortgage Loan Fundings in Units	252,803	236,763	279,501	255,773	243,802	224,423	231,717	178,634	170,466	216,100	195,150	209,102	224,842	1,194,294
Commercial Real Estate	31	22	30	25	29	35	28	26	24	38	32	45	66	231
Total Loan Fundings in Units	252,834	236,785	279,531	255,798	243,831	224,458	231,745	178,660	170,490	216,138	195,182	209,147	224,908	1,194,525

Mortgage Loan Fundings: (2)
Purchase	$ 24,023	$ 20,982	$ 25,079	$ 22,971	$ 20,693	$ 19,409	$ 21,086	$ 14,410	$ 13,527	$ 18,412	$ 16,462	$ 18,251	$ 20,710	$ 101,772
Non-purchase	23,243	23,127	27,988	25,863	26,079	22,835	23,028	18,223	17,410	21,436	19,576	20,323	21,287	118,255
Total Mortgage Loan Fundings	$ 47,266	$ 44,109	$ 53,067	$ 48,834	$ 46,772	$ 42,244	$ 44,114	$ 32,633	$ 30,937	$ 39,848	$ 36,038	$ 38,574	$ 41,997	$ 220,027

Mortgage Loan Fundings by Product:
Government Fundings	$ 1,056	$ 995	$ 1,114	$ 1,032	$ 958	$ 886	$ 890	$ 856	$ 816	$ 1,206	$ 1,045	$ 1,108	$ 1,161	$ 6,192
ARM Fundings	$ 25,952	$ 23,275	$ 27,267	$ 24,011	$ 23,146	$ 21,052	$ 22,356	$ 16,835	$ 15,682	$ 19,098	$ 17,312	$ 19,508	$ 19,936	$ 108,371
Home Equity Fundings	$ 3,879	$ 3,641	$ 4,122	$ 3,818	$ 3,569	$ 3,714	$ 4,020	$ 3,476	$ 3,411	$ 4,176	$ 3,918	$ 4,226	$ 4,317	$ 23,524
Nonprime Fundings	$ 4,202	$ 3,661	$ 4,504	$ 4,036	$ 3,876	$ 3,899	$ 4,405	$ 3,042	$ 2,845	$ 3,318	$ 3,292	$ 3,807	$ 4,107	$ 20,411

MORTGAGE LOAN SERVICING (3)
Volume	$ 964,444	$ 990,624	$ 1,020,416	$ 1,047,623	$ 1,070,077	$ 1,092,104	$ 1,111,090	$ 1,126,610	$ 1,137,344	$ 1,152,651	$ 1,164,010	$ 1,179,179	$ 1,196,720
Units	6,843,218	6,957,389	7,089,887	7,203,562	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777	7,757,724

Subservicing Volume (4)	$ 27,706	$ 28,783	$ 28,868	$ 27,556	$ 30,641	$ 32,265	$ 29,901	$ 29,141	$ 28,776	$ 26,172	$ 22,541	$ 22,243	$ 21,975
Subservicing Units	258,716	261,325	259,688	256,935	267,847	268,954	261,078	247,185	250,832	238,767	216,296	212,483	209,564

Prepayments in Full	$ 22,192	$ 21,860	$ 25,111	$ 21,443	$ 20,625	$ 19,125	$ 17,810	$ 13,548	$ 14,463	$ 18,992	$ 16,540	$ 19,037	$ 19,685	$ 102,265
Bulk Servicing Acquisitions	$ 9,472	$ 6,279	$ 3,393	$ 59	$ 5,462	$ 997	$ 1,686	$ 40	$ 37	$ 24	$ 16	$ 26	$ 29	$ 172

Portfolio Delinquency - CHL (5)	3.51%	3.86%	3.68%	4.03%	4.32%	4.58%	4.61%	4.42%	4.29%	3.68%	4.06%	3.91%	3.92%
Foreclosures Pending - CHL (5)	0.39%	0.40%	0.42%	0.42%	0.41%	0.43%	0.44%	0.46%	0.47%	0.47%	0.46%	0.47%	0.47%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	886,555	856,161	914,659	822,119	800,675	764,650	657,448	821,967	788,038	952,880	820,238	906,653	893,541	5,183,317
Flood Determinations	350,861	290,446	318,626	320,502	314,302	301,893	294,120	275,546	253,647	325,135	276,384	313,710	316,722	1,761,144
Appraisals	113,910	106,283	123,082	110,006	111,172	105,296	96,598	86,503	80,234	112,836	99,621	116,380	119,292	614,866
Automated Property Valuation Services	615,269	726,083	750,312	710,337	706,351	618,304	457,504	967,896	497,300	590,348	1,048,619	527,849	488,613	4,120,625
Other	15,109	13,311	16,786	15,249	14,424	15,626	15,261	15,866	15,718	18,194	12,634	18,536	17,203	98,151
Total Units	1,981,704	1,992,284	2,123,465	1,978,213	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	1,835,371	11,778,103

CAPITAL MARKETS
Securities Trading Volume (6)	$ 336,598	$ 295,824	$ 345,998	$ 329,551	$ 270,724	$ 307,234	$ 286,037	$ 314,858	$ 292,307	$ 371,190	$ 281,690	$ 331,804	$ 320,842	$ 1,912,691

BANKING
Banking Operations Assets (in billions)	$ 65.5	$ 69.5	$ 71.6	$ 70.9	$ 71.6	$ 72.2	$ 73.0	$ 74.9	$ 74.6	$ 77.8	$ 79.3	$ 80.3	$ 84.3

INSURANCE
Net Premiums Earned:
Carrier	$ 62.2	$ 67.1	$ 53.7	$ 74.6	$ 70.8	$ 72.9	$ 105.6	$ 79.4	$ 73.2	$ 75.4	$ 73.1	$ 72.9	$ 83.1	$ 457.1
Reinsurance	14.5	14.4	14.8	15.5	15.7	17.0	16.5	17.0	17.4	17.4	18.7	17.9	18.6	107.0
Total Net Premiums Earned	$ 76.7	$ 81.5	$ 68.5	$ 90.1	$ 86.5	$ 89.9	$ 122.1	$ 96.4	$ 90.6	$ 92.8	$ 91.8	$ 90.8	$ 101.7	$ 564.1

Workforce Head Count: (7) (8)
Loan Originations	27,393	28,330	29,793	30,242	30,657	30,781	30,619	30,721	30,826	31,211	31,789	32,360	32,515
Loan Servicing	6,585	6,729	7,008	7,122	7,247	7,372	7,460	7,590	7,687	7,816	7,771	7,683	7,390
Loan Closing Services	1,421	1,464	1,528	1,571	1,619	1,648	1,648	1,615	1,585	1,589	1,582	1,618	1,709
Banking	1,714	1,798	1,896	2,039	2,092	2,101	2,078	2,156	2,230	2,273	2,342	2,366	2,414
Capital Markets	620	638	640	653	661	673	683	699	712	726	738	779	809
Insurance	2,039	2,068	2,074	2,053	2,043	2,096	2,100	2,139	2,147	2,146	2,089	2,105	2,113
Global Operations	2,575	2,557	2,703	2,865	2,902	3,050	3,251	3,369	1,875	1,989	2,022	2,066	2,034
Corporate Overhead & Other	5,833	5,840	5,959	6,138	6,346	6,501	6,617	6,779	6,897	7,002	7,156	7,286	7,427
Total Workforce Head Count	48,180	49,424	51,601	52,683	53,567	54,222	54,456	55,068	53,959	54,752	55,489	56,263	56,411

Period-end Rates
10-Year U.S. Treasury Yield	3.94%	4.28%	4.02%	4.34%	4.57%	4.49%	4.39%	4.53%	4.55%	4.86%	5.07%	5.12%	5.15%
FNMA 30-Year Fixed Rate MBS Coupon	5.00%	5.36%	5.15%	5.51%	5.80%	5.85%	5.75%	5.76%	5.73%	6.01%	6.10%	6.31%	6.37%

(1)

These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions. The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)	Subservicing volume for non-Countrywide entities.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with Mortgage Banking Segment.

(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

(8)

During June 2006, certain Information Technology functions were realigned within the Company. As a result, certain staff have been reclassified into “Corporate Overhead.” Prior months’ workforce have been restated to reflect this realignment.

# # #